Exhibit 10.2

AMENDMENT NUMBER FOUR TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment Number Four to Amended and Restated Credit Agreement (“Amendment”) is entered into as of March 31, 2008, by and among WELLS FARGO FOOTHILL, INC., a California corporation, as arranger and administrative agent for the Lenders set forth in the signature pages of this Amendment (in such capacity, the “Agent”) and the Lenders, on the one hand, and THE TRIZETTO GROUP, INC., a Delaware corporation (“Parent”), and each of Parent’s Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), on the other hand, in light of the following:

A. Agent, Lenders and Borrowers have previously entered into that certain Amended and Restated Credit Agreement, dated as of January 10, 2007 (as amended, the “Agreement”).

B. Borrowers, Agent and Lenders desire to amend the Agreement as provided for and on the conditions herein.

NOW, THEREFORE, Borrowers, Agent and Lenders hereby amend and supplement the Agreement as follows:

1. DEFINITIONS. All initially capitalized terms used in this amendment shall have the meanings given to them in the agreement unless specifically defined herein.

2. AMENDMENTS TO THE AGREEMENT.

(a) Sections 2.2(a) of the Agreement is hereby amended to read as follows:

“(a) Subject to and upon the terms and conditions of this Agreement, each Lender with a Term Loan Commitment agrees (severally, not jointly or jointly and severally) to make one or more term loans (collectively, all such term loans by all such Lenders, the “Term Loan”) to Borrowers in an aggregate principal amount equal to such Lender’s Pro Rata Share of the Term Loan Amount. The Term Loan may be made pursuant to 2 or more draws by the Borrowers (each a “Term Loan Draw”). The first Term Loan Draw was funded on the Closing Date in the amount of $75,000,000. Borrowers may request additional Term Loan Draws at any time after the Closing Date through and including March 31, 2009. The aggregate amount of all Term Loan Draws shall not exceed the Term Loan Amount. The maximum amount of any Term Loan Draw may not exceed, when funded, the Term Loan Availability on such date. Each Term Loan Draw shall be in a minimum amount of $10,000,000 and integral multiples of $500,000 in excess thereof, or the remaining unfunded amount of the Term Loan.”

(b) Section 2.6(a) of the Agreement is hereby amended to read as follows:

“(a) Interest Rates. Except as provided in clause (c) below, all Obligations (except for Bank Product Obligations) whether or not charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof as follows (i) if the relevant Obligation is a LIBOR Rate Loan, at a per annum rate equal to the LIBOR Rate plus the Applicable Margin for LIBOR Rate Loans, and (ii)

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otherwise, at a per annum rate equal to the Base Rate plus the Applicable Margin for Base Rate Loans; provided, however, that, with respect to any portion of the Term Loan made pursuant to any Term Loan Draws funded after March 15, 2008, the Applicable Margin shall not be lower than Level II as specified in the definition of “Applicable Margin” in Schedule 1.1 hereto.”

The foregoing notwithstanding, at no time shall any portion of the Obligations (other than Bank Product Obligations) bear interest on the Daily Balance thereof at a per annum rate less than 5.00%. To the extent that interest accrued hereunder at the rate set forth herein would be less than the foregoing minimum daily rate, the interest rate chargeable hereunder for such day automatically shall be deemed increased to the minimum rate.

(c) Section 2.11(b) of the Agreement is hereby amended to read as follows:

“(b) Unused Term Loan Commitment Fee. On the first day of each month commencing on the first Business Day of the month following the Closing Date and continuing through April 1, 2009, an unused term loan commitment fee in an amount equal to 0.30% per annum times the result of (i) the Term Loan Amount, less (ii) the outstanding balance of the Term Loan on such date.”

(d) The definition of Share Repurchases in Schedule 1.1 of the Agreement is hereby amended to read as follows:

“Share Repurchases” means a transaction or series of transactions whereby Parent repurchases Stock of Parent, (i) pursuant to Parent’s Stock repurchase plan approved by the Board of Directors (the “Plan Share Repurchases”), as long as: (x) no Default or Event of Default shall have occurred and be continuing either before or immediately after giving effect to a Plan Share Repurchase, (y) both before and immediately after giving effect to any Plan Share Repurchase, Borrowers would have Liquidity in excess of $30,000,000 and (z) the aggregate amount of consideration paid for such Plan Share Repurchases shall not exceed $5,000,000; (ii) pursuant to repurchase rights exercisable in connection with the termination of service of any service provider to any Borrower (the “Other Share Repurchases”), provided: (y) no Default or Event of Default shall have occurred and be continuing or would result from any Other Share Repurchase and (z) the aggregate amount of consideration paid for such Other Share Repurchase shall not exceed $500,000 in any one fiscal year; and (iii) pursuant to Plan Share Repurchases (in addition to those permitted under clause (i) above and referred to herein as the “Additional Plan Share Repurchases”) as long as: (w) no Default or Event of Default shall have occurred and be continuing either before or immediately after giving effect to an Additional Plan Share Repurchase, (x) both before and immediately after giving effect to any Additional Plan Share Repurchase, Borrowers would have Liquidity in excess of $80,000,000, (y) the aggregate amount of consideration paid for such Additional Plan Share Repurchases shall not exceed $100,000,000, and (z) all such Additional Plan Share Repurchases described in this clause (iii) shall be consummated on or before March 31, 2009.”

3. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby affirms to Agent and Lenders that all of such Borrower’s representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

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4. NO DEFAULTS. Borrowers hereby affirm to the Lender Group that no Event of Default has occurred and is continuing as of the date hereof.

5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon (i) receipt by Agent of a fully executed copy of this Amendment and (ii) payment by Parent and the Borrowers to Agent, for its own Account, of an amendment fee in the amount of $187,500, which shall be fully earned on the Effective Date, and shall be distributed ratably among the Lenders who have executed this Amendment in accordance with their respective Pro Rata Shares, and shall be charged to Borrower’s Loan Account on such date (the “Amendment Fee”).

6. COSTS AND EXPENSES. Borrowers shall pay to Agent all of Agent’s out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

[Signatures on next page]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

WELLS FARGO FOOTHILL, INC.,
a California corporation, as Agent and a Lender

By:	/s/ Lendell Thompson
Name:	Lendell Thompson
Title:	Vice President

Amendment Number Four to Amended and Restated Credit Agreement

BORROWERS:

THE TRIZETTO GROUP, INC.,
a Delaware corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

DIOGENES, INC.,
a Delaware corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

INFOTRUST COMPANY,
an Illinois corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

NOVALIS CORPORATION,
a Delaware corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

NOVALIS DEVELOPMENT & LICENSING CORPORATION,
an Indiana corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

Amendment Number Four to Amended and Restated Credit Agreement

NOVALIS DEVELOPMENT CORPORATION,
a Delaware corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

NOVALIS SERVICES CORPORATION,
a Delaware corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

OPTION SERVICES GROUP, INC.,
an Illinois corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

DIGITAL INSURANCE SYSTEMS CORPORATION,
an Ohio corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

FINSERV HEALTH CARE SYSTEMS, INC.,
a New York corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

CREATIVE BUSINESS SOLUTIONS, INC.,
a Texas corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

Amendment Number Four to Amended and Restated Credit Agreement

HEALTHCARE MEDIA ENTERPRISES, INC.,
a Delaware corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

HEALTH NETWORKS OF AMERICA, INC.,
a Maryland corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

HEALTHWEB, INC.,
a Delaware corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

MARGOLIS HEALTH ENTERPRISES, INC.,
a California corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

TRIZETTO APPLICATION SERVICES, INC.,
a Colorado corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

WINTHROP FINANCIAL GROUP, INC.,
an Illinois corporation.

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

Amendment Number Four to Amended and Restated Credit Agreement

CAREKEY, INC.,
a Delaware corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

PLAN DATA MANAGEMENT, INC.,
a Delaware corporation.

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

QUALITY CARE SOLUTIONS, INC.,
a Nevada corporation.

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

QCSI PUERTO RICO, INC.,
a Delaware corporation.

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

Amendment Number Four to Amended and Restated Credit Agreement

BANK OF THE WEST,
as a Lender

By:	/s/ Cecile Segovia
Name:	Cecile Segovia
Title:	Vice President

Amendment Number Four to Amended and Restated Credit Agreement

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

Amendment Number Four to Amended and Restated Credit Agreement

UNION BANK OF CALIFORNIA, N.A.,
as a Lender

By:	/s/ James Heim
Name:	James Heim
Title:	Vice President

Amendment Number Four to Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A,
as a Lender

By:	/s/ Anthony Galea
Name:	Anthony Galea
Title:	Vice President

Amendment Number Four to Amended and Restated Credit Agreement

COMERICA BANK,
as a Lender

By:	/s/ Wayne Liao
Name:	Wayne Liao
Title:	CBO

Amendment Number Four to Amended and Restated Credit Agreement

ALLIED IRISH BANKS, p.l.c.,
as a Lender

By:	/s/ Jean Pierre Knight
Name:	Jean Pierre Knight
Title:	Vice President

By:	/s/ Joanna McFadden
Name:	Joanna McFadden
Title:	Assistant Vice President

Amendment Number Four to Amended and Restated Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Dwayne Coker
Name:	Dwayne Coker
Title:	Duly Authorized Signatory

Amendment Number Four to Amended and Restated Credit Agreement

AIB DEBT MANAGEMENT LIMITED,
as a Lender

By:	/s/ Jean Pierre Knight
Name:	Jean Pierre Knight
Title:	Vice President

By:	/s/ Joanna McFadden
Name:	Joanna McFadden
Title:	Assistant Vice President

Amendment Number Four to Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Sarah Dill
Name:	Sarah Dill
Title:	Vice President

Amendment Number Four to Amended and Restated Credit Agreement